Exhibit 10.13.3
FIRST MODIFICATION TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST MODIFICATION TO AMENDED AND RESTATED LOAN AGREEMENT (the "Modification Agreement") is made and entered into as of December 16, 2013 by and among FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with an office in Chattanooga, Tennessee, as Administrative Agent (“Agent”) and Lender, and the other Lenders party hereto (all of the Lenders ate collectively referred to herein as the "Lenders"), and CBL & ASSOCIATES LIMITED PARTNERSHIP, as the Borrower, CBL & ASSOCIATES PROPERTIES, INC., as the Parent, the latter solely for the limited purposes set forth in Section 13.22 of the Amended and Restated Loan Agreement dated February 22, 2013 among the Borrower, the Parent, the Agent and the Lenders (the "Loan Agreement").

WHEREAS, the Lenders have heretofore made a revolving credit loan as of February 22, 2013 to the Borrower in the principal amount of One Hundred Million and NO/100 Dollars ($100,000,000.00) (the "Revolving Loan") and have also made a term loan to the Borrower in the principal amount of Fifty Million and NO/100 Dollars ($50,000,000) (the "Term Loan," together with the Revolving Loan be referred to as the "Loan") pursuant to the Loan Agreement and as evidenced by Promissory Notes dated as of February 22, 2013, to each of the Lenders in the amount of each Lender’s Pro Rata Share (as defined in the Loan Agreement), as amended from time to time (the "Notes"); and
WHEREAS, the Borrower has requested that the Lenders modify the valuation cap rate in the Loan Agreement and the Lenders are willing to allow such change, but only upon the terms and conditions hereinafter described.
NOW, THEREFORE, in consideration of the premises, the continued extension of credit, and other good and valuable consideration, Borrower, Agent and Lenders agree as follows, to-wit:
1.Capitalized terms as used herein shall have the same meaning as contained in the Loan Agreement unless a different definition is provided herein.
2.    The Loan Agreement is hereby amended as follows:
a.    The definition of "Capitalization Rate" now appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
"Capitalization Rate" means (a) 6.50% for a Property having average sales per square foot of more than $500 for the period of 12 consecutive months most recently ending and (b) 7.50% for any other Property."
3.    The Borrower shall pay all fees and expenses incident to this Modification Agreement, including but not limited to the Lenders’ attorneys' fees and recording costs.

4.    The Borrower hereby authorizes and directs the Agent to take any action necessary to conform the Loan Documents to the terms as herein modified and by these presents accepts and confirms its liability under the Loan Documents with the terms as herein modified.
5.    All of the representations and warranties set forth in the Loan Agreement are and remain true and correct on and as of the date of this Modification Agreement with the same effect as though such representations and warranties had been made on and as of this date.
6.    The Borrower is in full compliance with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents, and no Event of Default as specified in the Agreement or the other Documents, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default thereunder, has occurred and is continuing, and the effectiveness of this Modification Agreement is conditioned on the foregoing.
7.    The Borrower agrees that amendments to the Loan Agreement shall in no way affect or otherwise release any collateral held by the Lenders as security for the Loan Agreement and the other Loan Documents. The Borrower acknowledges and agrees that all collateral held by the Lenders as such security shall continue to secure the Loan Agreement and the other Loan Documents to the same extent and in the same manner as if the foregoing modifications had not been effected.
8.    The Borrower agrees that neither this Modification Agreement nor any other document executed prior to the date of this Modification Agreement shall constitute a waiver of any Event of Default or default or breach under the Loan Agreement or any of the other Loan Documents or a waiver of any other rights and remedies of the Agent and Lenders under the Loan Agreement, such other Loan Documents or applicable law.
9.    In order to induce the Lenders to execute, deliver, and perform its covenants under this Modification Agreement, Borrower further covenants, represents and warrants to the Agent and the Lenders that:
a.    This Modification Agreement is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and, by entering into this Agreement, the ability of Borrower to pay and to otherwise perform its obligations to other creditors is materially enhanced.
b.    This Modification Agreement is not intended by the parties to be a novation, and, except as expressly modified herein, all terms, conditions, rights and obligations as set out in the Loan Agreement and the other Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed.
c.    No action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Bankruptcy Code, has been instituted or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its affiliates.

d.    The execution of this Modification Agreement by the Borrower and the performance by the Borrower of its obligations hereunder have been duly authorized by all requisite company action, and will not violate or result in a breach or constitute a default under any of the Borrower's organizational documents or any agreements to which the Borrower is a party or by which it or its property is bound.
10.    The Borrower, the Agent and the Lenders hereby acknowledge and agree that this Modification Agreement shall not (i) be construed to be a waiver of or forbearance with respect to any breach, default or event of default that may have occurred or may occur in the future under the Loan Agreement, or any of the other Loan Documents (collectively, "Other Defaults"), or (ii) hinder, restrict or otherwise modify the rights and remedies of the Agent or the Lenders following the occurrence of any Other Defaults.
11.    The Borrower, the Agent and the Lenders agree as follows:
a.    Any default under this Modification Agreement will be an Event of Default under the Loan Agreement.
b.    Any future waiver, alteration, amendment or modification of any of the provisions of this Modification Agreement shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that this Modification Agreement cannot be modified orally, by course of dealing or by implied agreement. Moreover, any delay by the Agent or the Lenders in enforcing its rights after a default or event of default shall not be a release or waiver of the default or event of default and shall not be relied upon by the Borrower as a release or waiver of the default.
c.    This Modification Agreement is be binding upon and inures to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representatives and assigns.
d.    The headings in this Modification Agreement are for convenience of reference only and shall not in any way affect the interpretation or construction of this Modification Agreement. In the event any provision of this Modification Agreement is determined to be unenforceable under applicable law, such determination will not be deemed to affect the enforceability of the other provisions of this Modification Agreement, and all such other provisions will remain in full force and effect.
e.    This Modification Agreement is deemed to be one of the Loan Documents.
12.    THE BORROWER ACKNOWLEDGES AND AGREES THAT THERE ARE NO EXISTING OFFSETS, DEFENSES OR COUNTERCLAIMS TO THE OBLIGATIONS OF THE BORROWER, AS SET FORTH IN THE LOAN AGREEMENT OR IN ANY OF THE OTHER LOAN DOCUMENTS, AND THAT THE BORROWER HAS NO EXISTING CLAIM FOR DAMAGES AGAINST THE AGENT OR THE LENDERS ARISING OUT OF OR RELATED TO THE LOAN OR THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND, IF AND TO THE EXTENT (IF ANY) THAT THE BORROWER HAS OR

MAY HAVE ANY SUCH EXISTING CLAIM (WHETHER KNOWN OR UNKNOWN), THE BORROWER DOES HEREBY FOREVER RELEASE AND DISCHARGE, IN ALL RESPECTS, THE AGENT AND THE LENDERS WITH RESPECT TO SUCH CLAIMS.
13.    The Borrower further agrees that all terms and conditions of the Loan Agreement and Loan Documents shall remain in full force and effect except as modified in this Modification Agreement.

IN WITNESS WHEREOF, the parties have executed this Modification Agreement the day and year first above written.

BORROWER:
CBL & ASSOCIATES LIMITED PARTNERSHIP
By:	CBL Holdings I, Inc., its sole general partner

By:	/s/ Farzana K. Mitchell
Name:	Farzana K. Mitchell
Title:	Executive Vice President - Chief Financial Officer

PARENT:
CBL & ASSOCIATES PROPERTIES, INC., solely for the limited purposes set forth in Section 13.22

By:	/s/ Farzana K. Mitchell
Name:	Farzana K. Mitchell
Title:	Executive Vice President - Chief Financial Officer

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Gregory L. Cullum
Name:	Gregory L. Cullum
Title:	Senior Vice President

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BANK OF AMERICA, N.A. as a Lender

By:	/s/ Christopher J. Thompson
Name:	Christopher J. Thompson
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz A. Armstrong
Name:	Ahaz A. Armstong
Title:	Assistant Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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SYNOVUS BANK, as a Lender

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

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TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Rick Neal
Name:	Rick Neal
Title:	Senior Vice President

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WHITNEY BANK, as a Lender

By:	/s/ Brian A. Callender
Name:	Brian A. Callender
Title:	Vice President

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